SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
10.  SUBSEQUENT EVENTS

On February 2, 2017, holders of convertible notes with an aggregate principle amount of $488,649 elected to convert their notes (including accrued and unpaid interest thereon) into common shares in accordance with the terms of the convertible note. As a result of the conversion, 11,947,403 shares of common stock of the Company were issued. In addition, from February 2, 2017 to February 26, 2017, warrants to purchase 19,290,252 common shares were issued on a cashless basis, and we issued an aggregate of 16,134,954 common shares.

In accordance with the note and warrant purchase agreement entered into on November 14, 2016, the Company received $557,513 of additional proceeds from the sale of convertible notes, for a total amount of $816,870 received under the note and warrant purchase agreement as of  May 16, 2017.